Exhibit 99.1
Greater Bay Bancorp slide presentation
as of March 31, 2003

Greater Bay Bancorp

The Capital Group

June 11, 2003

Greater Bay Bancorp

The Capital Group

June 11, 2003

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, growth in loans and deposits, compliance with the cure agreement, and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company’s ability to continue its net interest spread, and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002.

Company Snapshot

Company Name	Greater Bay Bancorp
Nasdaq NM	GBBK
Shares Outstanding	52 million
Market Value*	$1.2 billion
Assets	$8 billion
LTM Net Income	$124 million
Common Equity	$600 million
Preferred Equity:
Convertible Preferred $81 million
Perpetual Preferred $15 million

* Calculated using closing price of GBBK stock on 6/5/03

Company Vision

  Create superior, long-term economic returns for our shareholders.
  Provide exceptional, relationship based value to our clients.
  Attract and retain outstanding employees.

Franchise Overview

  Formed late 1996 with merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.
  Currently largest independent community bank holding company headquartered in Northern California.
  Diversified financial services provider.

Proven Ability to Manage
Acquired Businesses

Formation of GBBK	$0.6 B
Acquired Growth	$3.0 B
Organic Growth	$4.4 B
Total Assets	$8.0 B

[CHART]

Organic Growth	54.8%
Acquired Growth	37.7%
Formation of GBBK	7.5%

Acquisition Strategy
“Ring the Bay”

1996

SAN FRANCISCO BAY
Mid-Peninsula Bank
San Mateo
Mid-Peninsula Bank
Palo Alto
Cupertino National Bank
Cupertino
Cupertino National Bank
San Jose
PACIFIC OCEAN
NORTH

2003

Greater Bay Bancorp Markets
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
Danville*
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
SAN FRANCISCO BAY
Millbrae
San Mateo
Redwood City
Palo Alto
Milpitas
Santa Clara
Sunnyvale
Cupertino
San Jose
*Saratoga
*Los Gatos
San Jose*
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
PACIFIC OCEAN
NORTH
*Pending

Acquisition Strategy
“Ring the Bay”

Greater Bay now has a presence in all of the key
sub-markets of the San Francisco Bay Area

[MAP 1996]	[MAP 2003]

Successful Acquisition Strategy

13 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

		Assets ($ in millions)
12/97	Peninsula Bank of Commerce	$200
05/98	Golden Gate Bank	$150
08/98	Pacific Business Funding	$ 15
05/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
01/00	Mt. Diablo National Bank	$250
05/00	Coast Commercial Bank	$400
07/00	Bank of Santa Clara	$400
11/00	The Matsco Companies	$285
03/01	CAPCO Financial Company, Inc.	$ 15
12/01	San Jose National Bank	$680
03/02	ABD Insurance	N/A *

* Gross annual premiums of $1 billion

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Banking

- 11 banks
- 45 Offices
- Local Client Decision Making
- Local Management and Board

ABD Insurance

- Premiums > $1 billion *
- Revenue > $100 million
- Offering P&C, Employee Benefits, 401k Products

* No underwriting risk

Specialty Finance

- International/ Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

Trust

- Wealth Management
- Private Banking

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Banking	ABD Insurance	Specialty Finance	Trust
11 Banks	Premiums › $1 billion*	International/Trade Finance	Wealth Management
45 Offices	Revenue › $100 million	Leasing	Private Banking
Local Client Decision Making	Offering P&C, Employee Benefits, 401k Products	Factoring
Local Management and Board		Asset Based Lending
SBA Lending

* No underwriting risk.

Client Focus

  Small and mid-sized businesses
  Professional services firms
  Private banking and wealth management
  Custom banking for individuals
  Relationship-driven real estate investors and operators

ABD Insurance and Financial Services

  We completed the acquisition of ABD Insurance and Financial Services (the 16th largest commercial insurance brokerage agency in the country) in March 2002. It has been a very successful partnership and, during the first quarter, ABD provided $36.6 million in fee income.
  No underwriting risk
  Product Focus
    Offering P & C
    Employee benefits
    401K products

Experienced Senior Management Team

Position	Name	Years Experience
Chief Executive Officer	David L. Kalkbrenner	35+
Chief Operating Officer	Byron A. Scordelis	25+
Chief Financial Officer	Steven C. Smith	25+
Chief Information Officer	Gregg Johnson	25+
Chief Risk Officer	Kenneth Shannon	20+
President, Community Banking Group	Susan K. Black	15+
Chief Lending Officer	David R. Hood	25+
Community Bank Presidents		20+ Avg.
GBB Board of Directors 18 diversified and seasoned directors		25+ Avg.
Community Bank Boards of Directors 90 diversified and seasoned directors		25+ Avg.

Q1 2003 Financial Highlights
Results

  Net Income - $25 million
  EPS - $0.45
  Return on Assets of 1.28%
  Return on Tangible Assets of 1.31%
  Return on Equity of 14.66%
  Return on Tangible Equity of 20.20%
  Non-interest income $45 million - 37% of Total Revenue

Q1 2003 Financial Highlights

  Core Deposit Growth - 13% year over year
  Loan Growth - 5% year over year
    Loan growth over the past 12 months was achieved under very challenging business conditions and a very strict credit policy of only adding high-quality business.
  Total Assets - $8 billion

Summary

Very good results given the difficult economic environment the company was operating in.

Key Factors Impacting Operating Results

  Credit Quality
  Net Interest Margin
  Strong Capital Position

Credit Quality

  Despite the challenging economic environment, our relationship banking philosophy and effective credit management efforts have resulted in relatively low levels of net charge-offs and non-performing assets compared to our peer group.

Credit Quality

Q1 2003

Reserves/ Average Loans

2.73%
1.58%
GBBK
Peer*

Net Charge Offs/ Average Loans

0.53%
0.38%
GBBK
Peer*

NPAs/ Total Assets

0.51%
0.50%
GBBK
Peer*

Reserves/ NPAs

322%
249%
GBBK
Peer*

* Custom peer group defined by GBBK – see schedule A

Credit Quality

Q1 2003

Reserves/ Average Loans

GBBK	2.73%
Peer*	1.58%

Net Charge Offs/ Average Loans

GBBK	0.53%
Peer*	0.38%

NPAs/ Total Assets

GBBK	0.51%
Peer*	0.50%

Reserves/ NPAs

GBBK	322%
Peer*	249%

* Custom peer group defined by GBBK — see schedule A

Net Interest Margin

Management in a Volatile Environment

10%
8%
6%
4%
2%
9.50%
8.50%
7.80%
5.00%
4.54%
4.33%
5.50%
5.29%
5.56%
4.86%
4.25%
4.25%
1998
1999
2000
2001
2002
Q1'03
GBBK's Margin down 123 bps
Prime Rate down 525 bps

Net Interest Margin
Management in a Volatile Environment

	1998	1999	2000	2001	2002	Q1 ’03
GBBK’s Margin down 123 bps	5.50%	5.29%	5.56%	4.86%	4.54%	4.33%
Prime Rate down 525 BPS	7.80%	8.50%	9.50%	5.00%	4.25%	4.25%

Net Interest Margin
Impact of Further Market Interest Rate Reduction

  GBBK is asset sensitive.
  Over the last year, MBS portfolio has declined approximately $650 million as planned.
  Investment strategy continues to be to invest in short duration securities.
    Give up current yield for stable value
    Position Company to take advantage of rising rates in 2004 and beyond.

Capital Strength

	GBBK 3/31/03	Peer Group* 3/31/03	Minimum to be Well-Capitalized
Tangible Equity Ratio	6.69%	7.31%	N/A
Leverage Ratio	9.18%	8.02%	5.00%
Tier I Risk Based Capital	12.08%	11.06%	6.00%
Total Risk Based Capital	13.34%	13.44%	10.00%

* Custom peer group defined by GBBK - see schedule A

Capital Strength

  Our emphasis on increasing capital ratios during the past year has resulted in a tangible equity to asset ratio of 6.69%, up from 4.99% at March 31, 2002.
  All other capital ratio are substantially in excess of regulatory well capitalized guidelines and peers.

Economic Capital as a Foundation for

Enterprise-wide Risk Management

  We have developed a return on economic capital model, utilizing the expertise of ERISK that looks at business returns from a risk and concentration perspective.
  The model incorporates GBBK’s risk profile for credit risk, operating risk, interest rate risk and market risk.
  Results show returns on risk adjusted capital by business line.
  Results provide framework, based on risk appetite correlated to ratings targets, to determine capital GBBK can utilize to enhance shareholders’ returns

Required Economic Capital Formulated

to GBBK Risk Appetite

  This chart provides an initial look at GBBK’s economic capital position versus our risk appetite
  GBBK’s Tangible Equity does not include the value of ABD which currently is locked up in goodwill, but is worth more today than when we acquired ABD GBBK in early 2002
  GBBK’s Tangible Equity does not include an allocation of loan loss reserve in excess of expected losses - a very conservative assessment.
BB	BBB	A	GBBK Tangible Actual
($ in millions)
$278	$379	$435	$489

Return on Risk Adjusted Capital by Business Unit

($ in millions)	Economic Capital Required (1)	Net Income (2)	Risk Adjusted Return on Capital

Core Banks	$361	$126	35%
ABD	32	12	39%
Greater Bay Trust	2	1	37%
Matsco	40	11	27%
Credit Provision in Excess of Expected Loss	0	(26)	0%

Total Required	435	124	29%

Excess Capital	54	-	0%

Total Greater Bay	$489	$124	25%

(1) Required for A / A2 rating

(2) Net Income rounded to nearest million

Regulatory Update

January 15, 2003

  GBBK announced that it received a notice from the Board of Governors of the Federal Reserve System requiring the Company to enhance management oversight of its Enterprise Wide Risk Management program. The Company prepared a corrective action plan, which was incorporated into a cure agreement with the Federal Reserve Board.
  The action plan included enhancements to policies, procedures, and management strength relating to liquidity, interest rate risk sensitivity, credit risk management and compliance. We have dedicated significant time and resources to addressing these items and expect to complete the corrective action plan in a timely manner.

June 2003

  The Company continues to make progress in complying with all aspects of the cure agreement with the Federal Reserve Board.
  The Company submitted to the Federal Reserve Board all of the required action items to satisfy the cure agreement and believes it is on target to satisfy the terms of the agreement by the required date of July 7, 2003

Looking Forward:

Our Strategy for 2003 and Beyond

Our Future is a Reaffirmation
of Our Past

  The Bay Area economy is mired in an economic slump which has affected our state and our nation, but
    We believe that this remains one of the greatest economic regions in the world.
    And the Bay Area will remain the focal point of our strategic future.

"We are heartened that expectations for the next six months have improved and are keeping our fingers crossed that this growing confidence can produce capital spending to grease the gears of the economy and jumpstart positive growth."

Bay Area Council
Business Confidence Survey
May 2003

Per Capita Average Output -2000 (1)
Bay Area vs. Large U.S. Metro Markets

Dollars per capita
Bay Area	Boston	New York	Seattle	Austin	Houston	Boise	Los Angeles	U.S. Total
65,090	49,294	47,377	46,019	45,740	44,932	42,372	36,910	35,402

(1) Information provided by Bay Area Economic Forum -next update available January 2004.

Labor Productivity
$ Thousands per Worker
1987
1999
60% advantage
25% advantage
120
100
80
60
40
20
0
72
58
108
68
Bay Area
U.S.
Bay Area
U.S.

Source: BEA, Economy.com, project team analysis

Labor Productivity
Bay Area vs. Rest of U.S.
1987 vs. 1999

Labor Productivity
$ Thousands per Worker

	1987	1999
	25% advantage	60% advantage
Bay Area	72	108
U.S.	58	68

Source: BEA, Economy.com, project team analysis

35%
30%
25%
20%
15%
10%
5%
0%
% Over Age 25 with Degrees
11.1%
19.7%
10.3%
20.4%
10.7%
17.1%
8.0%
18.4%
10.6%
15.1%
7.6%
14.4%
Bay Area
Austin
Boston
Seattle
New York
Los Angeles
Bachelor's Degre
Graduate Degree

Education of Workforce
Bay Area vs. Large U.S. Metro Markets
% of Population with College Degrees

	Bay Area	Austin	Boston	Seattle	New York	Los Angeles
	% Over Age 25 with Degree
Bachelor’s Degree	19.7%	20.4%	17.1%	18.4%	15.1%	14.4%
Graduate Degree	11.1%	10.3%	10.7%	8.0%	10.6%	7.6%

Bay Area Dominates Venture Investment

Regional Investment in the US in 1Q03 ($1.2 billion)
All Other US 31%
Bay Area 33%
Midwest 3%
Southern California 10%
Washington State 3%
Boston 4%
Potomac 4%
Texas 5%
New York Metro 7%

Source: VentureOne/Ernst & Young

Bay Area Dominates Venture Investment

Regional Investment in the US in 1Q03 ($1.2 billion)

[CHART]

Bay Area	33%
Southern California	10%
New York Metro	7%
Texas	5%
Potomac	4%
Boston	4%
Washington State	3%
Midwest	3%
All Other US	31%

Source: VentureOne/Ernst & Young

Our Future is a Reaffirmation of Our Past

  The Bay Area economy is mired in an economic slump which has affected our state and our nation, but
    We believe that this remains one of the greatest economic regions in the world.
    And the Bay Area will remain the focal point of our strategic future.
  We believe that relationship banking rather than transactional banking must remain at the core of our business model
    And that the local market knowledge of our community bankers provide an advantage that is difficult to match.
    Strength of our credit portfolio affirms this belief - - and defies the skeptics.

Our Future is a Reaffirmation of Our Past

  We believe that an uncompromising focus on quality will differentiate us from our peers - - and is the key that will deliver superior long-term value to our shareholders

    Credit quality
    Operating quality
    Attention to detail in serving our clients
  We understand that this is a business and that we work for our shareholders.
    We have no divine right to exist as a business.
    Most efficient competitor sets profit margin for everyone else.
    Our focus must be on factors that deliver quality results.
    Selling money is a commodity business - - providing exceptional service is a value business.

Strategic Goals

  Reaching greater critical mass in the Company's market areas.

Deposit Market Share
Comparable Bay Area Markets
December 1999 to June 2002

	12/99	12/00	12/01	6/02
Total Deposits
Greater Bay Bancorp	6.94%	8.36%	7.07%	6.97%
Bank of America	18.29%	18.95%	18.26%	17.69%
Wells Fargo Bank	15.88%	15.99%	16.65%	16.15%

Deposit Market Share
Comparable Bay Area Markets
December 1999 to June 2002

	12/99	12/00	12/01	6/02
Total Deposits
Greater Bay Bancorp	6.94%	8.36%	7.07%	6.97%
Bank of America	18.29%	18.95%	18.26%	17.69%
Wells Fargo Bank	15.88%	15.99%	16.65%	16.15%
Business Savings/MMA
Greater Bay Bancorp	6.76%	13.12%	15.08%	15.61%
Bank of America	16.90%	16.51%	11.06%	10.41%
Wells Fargo Bank	10.66%	8.56%	11.03%	8.71%

Strategic Goals

  Reaching greater critical mass in the Company’s market areas.

  Generating increased fee income through cross-selling broader services.

2002 Fee Income /
Loan Volume Results

$ in Millions
International/Loan Fees	$9.2
Account Analysis/Service Fees	$11.2
Insurance Agency Fees	$88.5
Trust Fees	$3.6

Mortgage Originations	$48.0*
Loan Participations	$140.8

* Results for 4Q 02 only.

Strategic Goals

  Reaching greater critical mass in the Company’s market areas.
  Generating increased fee income through cross-selling broader services.
  Continue to diversify revenue stream.

Non-Interest Income (1)

2001		2002		Q1 2003

Total $	% of Total Revenue	Total $	% of Total Revenue	Total $	% of Total Revenue
$44.8	12.7%	$155.5	31.0%	$44.8	37.0%

(1) As a result of the ABD acquisition in March 2002, the Company’s 2002 results included insurance agency commissions and fees totaling $88.5 million. These were no such insurance agency commissions in 2001.

Strategic Goals

  Reaching greater critical mass in the Company’s market areas.
  Generating increased fee income through cross-selling broader services.
  Continue to diversify revenue stream.
  Continue to mitigate and proactively manage risk.

Mitigate and Proactively Manage Risk

  Enterprise-wide Risk Management
  Economic Capital Analysis
  Concentration Analysis
  Focus on Relationships

Strategic Goals

  Reaching greater critical mass in the Company's market areas.
  Generating increased fee income through cross-selling broader services.
  Continue to diversify revenue stream.
  Continue to mitigate and proactively manage risk.
  Opportunistic market expansion.

Closing Remarks

Stock Price Performance *

  Recently trading at about 10 times last twelve month’s earnings.
  California community banks trading about 18 times.
  Reasons for stock price decline during the past year include market concerns about:
    The Northern California economy, the state deficit, the dot com fall-out and the technology industry in Silicon Valley.
    Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area.
    Impact of Fed rate decreases on net interest margin.
    Market perception of GBBK's credit quality and overall risk profile.

* As of June 5, 2003

Our Response

  Our responsibility is to deliver results, we cannot control how the market interprets the impact of external issues on our Company.
  We continue to focus on high-quality earnings, while maintaining strong credit quality.
  Our ultimate goal remains long-term shareholder value.

Guidance

  Average loan growth - focus on quality and anticipate exceeding peer banks in market
  Average deposit growth - committed to expanding deposit base and selectively adding new clients that fit
  Net interest margin - continued pressure due to economic conditions and competitive environment
  Credit quality - net charge offs will be in the 60-70 bps range for 2003

Investment Rationale

  Franchise with record of quality growth and consistent profitability.
  Well positioned for economic upturn.
  Strong balance sheet.
  Diversified product capability.
  Internal capital can support strategic growth.
  Community banking credit culture.
  Experienced management team.
  Compelling return opportunity.

Greater Bay Bancorp

The Capital Group
June 11, 2003

Schedule A – Custom Peer Group

Allfirst Financial, Inc.
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Bremer Financial Corporation
Central Bancompany
Citizens Banking Corporation
City National Corporation
Colonial BancGroup, Inc.
Commerce Bancorp, Inc.
Commerce Bancshares, Inc.
Community First Bankshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FBOP Corporation
First Banks, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First National of Nebraska, Incorporated
First Virginia Banks, Inc.
Firstbank Holding Company of Colorado
FirstMerit Corporation
Fulton Financial Corporation
Greater Bay Bancorp
Hibernia Corporation
Hudson United Bancorp
International Bancshares Corporation
Mercantile Bankshares Corporation
Old National Bancorp
Provident Financial Group, Inc.
RBC Centura Banks, Inc.
Riggs National Corporation
Sky Financial Group Inc.
South Financial Group, Inc. (The)
Southwest Bancorporation of Texas, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corp.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation

Schedule A - Custom Peer Group

Allfirst Financial, Inc.	Fulton Financial Corporation
Associated Banc-Corp	Greater Bay Bancorp
BancorpSouth, Inc.	Hibernia Corporation
Bank of Hawaii Corporation	Hudson United Bancorp
BOK Financial Corporation	International Bancshares Corporation
Bremer Financial Corporation	Mercantile Bankshares Corporation
Central Bancompany	Old National Bancorp
Citizens Banking Corporation	Provident Financial Group, Inc.
City National Corporation	RBC Centura Banks, Inc.
Colonial BancGroup, Inc.	Riggs National Corporation
Commerce Bancorp, Inc.	Sky Financial Group Inc.
Commerce Bancshares, Inc.	South Financial Group, Inc. (The)
Community First Bankers, Inc.	Southwest Bancorporation of Texas, Inc.
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
F.N.B. Corporation	Synovus Financial Corp.
FBOP Corporation	TCF Financial Corporation
First Banks, Inc.	Trustmark Corporation
First Citizens BancShares, Inc.	UMB Financial Corporation
First Midwest Bancorp, Inc.	United Bankshares, Inc.
First National of Nebraska, Incorporated	Valley National Bancorp
First Virginia Banks, Inc.	Whitney Holding Corporation
Firstbank Holding Company of Colorado	Wilmington Trust Corporation
FirstMerit Corporation